UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 26, 2021

SYNNEX CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-31892	94-2703333
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

44201 Nobel Drive Fremont, California	94538
(Address of principal executive offices)	(Zip Code)

(510) 656-3333

(Registrant’s telephone number,

including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SNX	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD.

SYNNEX Corporation (the “Company” or “SYNNEX”) has provided additional disclosure in connection with its proposed acquisition of Tech Data Corporation (“Tech Data”). The additional disclosure is set forth in Exhibits 99.1 and 99.2.

The Company has also provided additional disclosure with respect to the combined company following the acquisition as follows:

Upon completion of the closing of the acquisition and the related financing and re-financing transactions, and the anticipated use of proceeds therefrom (including the repayment of certain existing indebtedness of SYNNEX and Tech Data), the combined company’s outstanding indebtedness is expected to be approximately $4.2 billion, and its ratio of gross debt-to-Adjusted EBITDA is expected to be approximately 2.4:1.0. SYNNEX management notes that it is committed to maintaining a conservative financial policy and investment grade credit profile.

The information furnished pursuant to this Item 7.01, including Exhibits 99.1 and 99.2 furnished herewith, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01	Other Events.

The Company has provided additional disclosure in connection with its proposed acquisition of Tech Data Corporation. The additional disclosure is set forth in Exhibit 99.3 and is incorporated by reference herein.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding expectations regarding the outstanding indebtedness of the combined company. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially, including the risks detailed from time to time in SYNNEX’ filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended November 30, 2020 and its definitive proxy statement relating to the Merger dated June 9, 2021. The forward-looking statements in this Current Report are based on information available to SYNNEX as of the date hereof, and SYNNEX does not assume any obligation to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made except as required by law.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Consolidated Financial Statements of Tiger Parent (AP) Corporation as of and for the three months ended April 30, 2021, together with accompanying Management’s Discussion and Analysis of Financial Condition and Results of Operations.

99.2	Technology Solutions Standalone Twelve-Months ended May 31, 2021 Statement of Operations Data.

99.3	Unaudited Pro Forma Condensed Combined Financial Information.

104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 26, 2021

SYNNEX CORPORATION

By:	/s/ Simon Y. Leung
Simon Y. Leung
Senior Vice President, General Counsel and Corporate Secretary

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